UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

AMENDMENT NO. 4 TO FORM 8-K

ON

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 17, 2006

Odyne Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130768	13-4050047
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation or Organization)	File Number)	Identification No.)

89 Cabot Court, Suite L, Hauppauge, NY 11788
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 750-1010

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Odyne Corporation is filing this Form 8-K/A solely to file a revised version of Item 4.01 to expand disclosure concerning changes in Odyne Corporation’s certifying accountant and attach an updated Exhibit 16.1.  No other information contained in the Form 8-K is amended by this Form 8-K/A.

All information contained in this Amendment No. 4 to Form 8-K is as of the original filing date of the Form 8-K dated October 17, 2006, and filed on October 23, 2006, as amended by Amendment No. 1 to the Form 8-K, filed on October 24, 2006, Amendment No. 2, filed on October 30, 2006 and Amendment No. 3, filed on November 22, 2006, and does not reflect any subsequent information or events other than as described above.

Item 4.01

Changes in Registrant’s Certifying Accountant.

On November 20, 2006, we terminated Most & Company, LLP, or Most, as our independent registered public accounting firm.  Most audited our financial statements for the fiscal year ended June 30, 2006. The reason for the replacement of Most was that, following the merger, the former shareholders of Odyne own a majority of the outstanding shares of our common stock. Odyne is our primary business unit, and the current independent registered public accountants of Odyne is the firm of Marcum & Kliegman LLP. We believe that it is in our best interest to have Marcum & Kliegman LLP continue to work with our business, and we therefore retained Marcum & Kliegman LLP as our new independent registered public accounting firm effective as of November 20, 2006.  Marcum & Kliegman LLP is located at 655 Third Avenue, 16th Floor, New York, New York 10017.

The appointment of Marcum & Kliegman LLP was recommended and approved by our board of directors.  During our two most recent fiscal years, and the subsequent interim period prior to November 20, 2006, we did not consult Marcum & Kliegman LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Most’s report on our financial statements for each of the past two fiscal years ended June 30, 2005 and 2006, did not contain any adverse opinion or disclaimer of opinion and was not qualified as audit scope or accounting principles.

During the two most recent fiscal years ended June 30, 2005 and 2006, and the interim period from the date of the last audited financial statements to November 20, 2006, (i) there were no disagreements between us and Most on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Most, would have caused Most to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-B of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The decision to replace Most was not the result of any disagreement between us and Most on any matter of accounting principle or practice, financial statement disclosure or audit procedure. Our board of directors deemed it in our best interest to change independent auditors following the closing of the exchange transaction.

We furnished Most with a copy of this report prior to filing this report with the SEC. We also requested that Most furnish a letter addressed to the SEC stating whether it agrees with the statements made in this report.  A copy of Most’s letter to the SEC is filed with this report as Exhibit 16.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this report.

16.1

Letter from Most & Company, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYNE CORPORATION

Date:  December 6, 2006

By: /s/ Joshua A. Hauser

Joshua A. Hauser

President and Chief Operating Officer